SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 12, 2001
              (Date of earliest event reported: December 12, 2001)


                          NetNation Communications Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    000-26881                    33-0803438

(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


   Suite 1410 - 555 West Hastings Street, Vancouver, British Columbia, V6B 4N6
     (Address of principal executive offices)                         (Zip Code)


                                 (604) 688-8946
              (Registrant's telephone number, including area code)


                                 Not applicable.
          (Former name or former address, if changed since last report)




Item 5.       OTHER EVENTS.

         On December 12, 2001, NetNation Communications, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein.


                  (c)     Exhibit.


                          Exhibit 99.1 Press release dated December 12, 2001.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NETNATION COMMUNICATIONS, INC.


                          By:  /s/Jag Gillan
                             ----------------------------------
                               Jag Gillan
                               Chief Operating Officer

Dated:        December 12, 2001

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                                  Exhibit Index

Exhibit No.     Description
-----------     --------------
   99.2         Press Release issued by the Registrant dated December 12, 2001




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                                                                    EXHIBIT 99.2

News Release

FOR RELEASE WEDNESDAY, DECEMBER 12, 2001 @ 6AM PST

NetNation Promotes George Muenz to VP of Business Development

Vancouver, BC - December 12, 2001 - NetNation Communications, Inc. (Nasdaq:
NNCI), announced today the appointment of George Muenz to the position of Vice President of Business Development.

As Vice President of Business Development, Mr. Muenz is responsible for large-scale partnerships, channel development, VIP customer service, and identifying opportunities in mergers and acquisitions.

"I want to congratulate George on his new appointment," stated Joseph Kibur, Chief Executive Officer of NetNation. "George is a key team member and he will add to the Company's business development initiatives," added Kibur.

Mr. Muenz, who joined NetNation in May 1999, has over twenty years experience in the high tech sector. He has held positions in operations and sales for the Company, most recently holding the position of Director of Sales.

Mr. Muenz will continue as acting Director of Sales for the Company until a suitable replacement is found.


About NetNation Communications, Inc.

NetNation Communications, Inc. (http://www.netnation.com) is a pioneer in web hosting and domain name registration. Since inception in 1997, the Company has extended its products to offer enhanced-dedicated servers, co-location and shared hosting services to clients in over 130 countries. NetNation is recognized by industry evaluators for its excellent customer service and support, as reflected by its Top 10 web host rankings worldwide.

This release contains forward-looking statements within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. NetNation assumes no obligation to update any forward-looking information contained in this news release.

NetNation is a registered trademark of NetNation Communications, Inc. and DomainPeople is a trademark of DomainPeople, Inc. All other trademarks are property of their respective owners.


Contact:
Jay Elliott
Corporate Communications
1 604 688 8946 ext. 216
mr@netnation.com

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